UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 3, 2021

AMERICAN CAMPUS COMMUNITIES, INC.
AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP
(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)
12700 Hill Country Blvd.
, Suite T-200,
Austin, Texas 78738
(
Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (512)
732-1000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	ACC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging Growth Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 3, 2021, American Campus Communities, Inc., a Maryland corporation (the “Company”), and American Campus Communities Operating Partnership LP, a Maryland limited partnership (the “Operating Partnership”), entered into four separate Equity Distribution Agreements (collectively, the “Agreements”) with BofA Securities, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and KeyBanc Capital Markets Inc., as sales agents and/or principals (collectively, the “Agents”) pursuant to which the Company created an at-the-market
equity program under which it may sell its common stock with an aggregate offering price of up to $500 million (the “Shares”) from time to time through the Agents. Under the Agreements, each of the Agents will be entitled to a commission that will not exceed, but may be lower than, 2% of the gross offering proceeds of any Shares sold through it.
The Shares include shares of common stock of the Company with an aggregate offering price of $500,000,000 that were not sold under expired Equity Distribution Agreements, each dated May
1
6
, 2018
, between the Company and the Operating Partnership, on one hand, and each of the Agents, on the other hand.
Sales of the Shares, if any, under the Agreements may be made in transactions that are deemed to be
“at-the-market”
offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including on the New York Stock Exchange, at market prices or as otherwise agreed with the Agents. The Company has no obligation to sell any of the Shares and may at any time suspend offers under the Agreements or terminate the Agreements.
The Shares will be issued pursuant to a prospectus supplement dated May 3, 2021 to the prospectus included in the Company’s and the Operating Partnership’s automatic shelf registration statement on Form
S-3
(File Nos.
333-255622
and
333-255622-01)
dated April 29, 2021. This Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
The Agreements are filed as Exhibits 1.1, 1.2, 1.3, and 1.4 to this Report. The description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements filed herewith as exhibits to this Report.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit Number	Title

1.1	Form of Equity Distribution Agreement, dated May 3, 2021, between American Campus Communities, Inc. and American Campus Communities Operating Partnership LP, on one hand, and BofA Securities, Inc., on the other hand

1.2	Form of Equity Distribution Agreement, dated May 3, 2021, between American Campus Communities, Inc. and American Campus Communities Operating Partnership LP, on one hand, and Deutsche Bank Securities Inc., on the other hand

1.3	Form of Equity Distribution Agreement, dated May 3, 2021, between American Campus Communities, Inc. and American Campus Communities Operating Partnership LP, on one hand, and J.P. Morgan Securities LLC, on the other hand

1.4	Form of Equity Distribution Agreement, dated May 3, 2021, between American Campus Communities, Inc. and American Campus Communities Operating Partnership LP, on one hand, and KeyBanc Capital Markets Inc., on the other hand

5.1	Opinion of Dentons US LLP

23.1	Consent of Dentons US LLP (included in Exhibit 5.1 hereto)

104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May
7
, 2021

AMERICAN CAMPUS COMMUNITIES, INC.

By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer and Assistant Secretary

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

By:	American Campus Communities Holdings LLC, its general partner

	By:	American Campus Communities, Inc., its sole member

		By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer and Assistant Secretary

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